UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2021

Nikola Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38495	82-4151153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4141 E Broadway Road
Phoenix, AZ	85040
(Address of principal executive offices)	(Zip Code)

(480) 666-1038

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 22, 2021, Nikola Corporation (the “Company”) entered into a Membership Interests Purchase Agreement (the “MIPA”) with Wabash Valley Resources LLC (“WVR”) and the sellers party thereto (collectively, the “Sellers”), pursuant to which, subject to the terms and conditions therein, the Company purchased a 20% equity interest in WVR in exchange for $25 million in cash and $25 million of the Company’s common stock, $0.0001 par value per share (the “Shares”). The transactions under the MIPA closed simultaneously with the execution thereof. WVR is developing a clean hydrogen project in West Terre Haute, Indiana, including a hydrogen production facility (the “Plant”). The project plans to use solid waste byproducts such as petroleum coke combined with biomass to produce clean, sustainable hydrogen for transportation fuel and base-load electricity generation while capturing CO2 emissions for permanent underground sequestration. The focus of the project is to produce zero-carbon intensity hydrogen with the potential to develop negative carbon intensity hydrogen in the future. WVR expects to break ground on the Plant in early 2022 and expects completion of the Plant to take approximately two years. The Company will also pay the Sellers an amount equal to the total economic benefit (as defined in the MIPA) received by the Company, minus the economic benefit actually received or realized by the Company that is greater than an agreed-upon threshold in the event any environmental, clean energy, low-carbon, production, or similar tax credits newly created pursuant to any federal or state legislation is adopted between the closing date and the first anniversary of the closing date and arising from the generation or production of hydrogen or hydrogen power in the manner contemplated by WVR for the designing, developing, building and operation of the Plant results in an economic benefit to the Company as a member of WVR.

The MIPA provides that the Shares will be subject to certain blackout windows in which the Sellers will be restricted from transferring the Shares. Under the MIPA, each Seller has a right but not the obligation, in its sole discretion, to cause the Company to purchase a portion of such Seller’s Shares outside the specified blackout windows, at $14.86 per share of common stock, the price the Shares were issued on the closing date. In addition, the Company agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”), to register for resale the Shares. The MIPA contains customary indemnification provisions by the Company and the Sellers, subject to certain limits.

On June 22, 2021, the Company also entered into a Hydrogen Sale and Purchase Agreement (the “Purchase Agreement”) with WVR, pursuant to which WVR agreed to sell to the Company, and the Company agreed to purchase from WVR, hydrogen produced from the Plant. The Purchase Agreement has an initial term ending on the later of (i) twelve years after the construction of the Plant or (ii) ten years after the commercial operation date, which is the date the Plant has completed all construction, testing, permitting and start-up as is required to be available, without restrictions, to produce and deliver hydrogen meeting the specifications provided in the Purchase Agreement on a commercial basis. The Purchase Agreement automatically renews for five year terms ending on December 31 of each year, unless terminated by either party with 180 days’ prior written notice.

In addition, on June 22, 2021, the Company and the Sellers entered into that certain Second Amended and Restated Limited Liability Company Agreement of WVR (the “LLC Agreement”), pursuant to which, among other things, the Company, in its sole discretion, obtained the right (the “Offtake Right”) to own up to 20% of the entity to which WVR will transfer ownership of the hydrogen gas turbine to be part of the business of the project, without further consideration paid therefore, subject to mutual agreement among the Company and the Sellers with respect to the terms of governance and restrictions on transfer of equity.

The foregoing descriptions of the MIPA, the Purchase Agreement and the LLC Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and each of which is incorporated herein in its entirety by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the MIPA described in Item 1.01 of this Current Report on Form 8-K, on June 22, 2021, the Company issued an aggregate of 1,682,367 shares of its common stock in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933. The Sellers have made certain representations as a recipient of the Company’s common stock, including that the Shares were acquired for investment purposes only and not with a view to distribute any of the Shares, and that such recipient is able to bear the risks of the investment.

Item 7.01	Regulation FD Disclosure.

Exercising the Company’s Offtake Right described in Item 1.01 of this Current Report on Form 8-K will likely require significant capital expenditure by the Company to build liquefaction, storage, and transportation services.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the potential benefits of the Company’s investment in WVR; the ability of the project to capture CO2 emissions for permanent underground sequestration; expectations regarding future investments and the levels thereof; and the timing of the completion of the Plant. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the Company’s management and are not predictions of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including but not limited to, the failure to realize the anticipated benefits of the MIPA, the Purchase Agreement and the LLC Agreement; the ability of WVR to obtain government funding and/or required approvals for the project; general economic, financial, legal, regulatory, political and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19; the outcome of legal, regulatory and judicial proceedings to which the Company is, or may become a party; demand for and customer acceptance of the Company’s trucks; risks associated with development and testing of fuel cell power modules and hydrogen storage systems; risks related to the rollout of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s future business; the availability of capital; risks associated with changes in accounting treatment or accounting standards; and the other risks detailed from time to time in the Company’s reports filed with the SEC, including its quarterly report on Form 10-Q for the quarter ended March 31, 2021 and other documents the Company files with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. These forward-looking statements speak only as of the date hereof and the Company specifically disclaims any obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Membership Interests Purchase Agreement by and among Nikola Corporation, Wabash Valley Resources LLC and the sellers party thereto, dated June 22, 2021.

10.2*	Hydrogen Sale and Purchase Agreement by and between Nikola Corporation and Wabash Valley Resources LLC, dated June 22, 2021.

10.3*	Second Amended and Restated Limited Liability Company Agreement of WVR, dated June 22, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Portions of this exhibit have been omitted in accordance with Item 601(b)(10) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2021

NIKOLA CORPORATION

By:	/s/ Britton M. Worthen
Britton M. Worthen
Chief Legal Officer and Secretary